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                                                                      Exhibit 23


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

We have issued our report dated June 26, 2002, accompanying the financial statements and schedules included in the Form 11-K for the year ended December 31, 2001. We hereby consent to the incorporation by reference of said report in the previously filed Registration Statement (Form S-8) File No. 33-32809.



Cleveland, Ohio,                                          /s/ Grant Thornton LLP
June 30, 2002.